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                                                                    Exhibit 10.5

                            WIT CAPITAL GROUP, INC.
                           DEFERRED COMPENSATION PLAN

1.  Purpose.
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     This Plan is established by Wit Capital Group, Inc. to provide deferred compensation for a select group of management and key employees. The Plan is an unfunded plan that is not intended to be (i) subject to Parts 2, 3, or 4 of Title I, Subtitle B of Employee Retirement Income Security Act of 1974 ("ERISA"), or (ii) qualified under Section 401(a) of the Internal Revenue Code ("Code").

2.  Definitions.
    -----------

     Unless a different meaning is plainly implied by the context, the following terms as used in this Plan shall have the following meanings:

     (a) "Account" or "Accounts" shall mean the bookkeeping reserve accounts maintained by the Corporation pursuant to Section 4 with respect to each Participant.

     (b) "Administrator" shall mean the Board or by such committee or committees as may be appointed by the Board from time to time to administer the Wit Capital Group, Inc. Stock Incentive Plan (the Board, committee or committees hereinafter referred to as the "Administrator").

     (c) "Board" shall mean the Board of Directors of the Corporation.

     (d) "Bonus Plans" shall mean the Wit Capital Group, Inc. Long Term Incentive Plan, the Wit Capital Group, Inc. Investment Banking Bonus Pool, or the Wit Capital Group, Inc. Annual Bonus Plan for Executives.

     (e) "Corporation" shall mean Wit Capital Group, Inc., a Delaware corporation, or any successor corporation and any other company which adopts the Plan subject to the approval of the Board.

     (f) "Deferred Compensation" shall mean any amounts in cash or Stock Units otherwise payable to a Participant under the Wit Capital Group, Inc. Long Term Incentive Plan, the Wit Capital Group, Inc. Investment Banking Bonus Pool, or the Wit Capital Group, Inc. Annual Bonus Plan for Executives which the Participant elects to defer under this Plan in accordance with Section 3.

     (g) "Effective Date" shall mean the effective date of this Plan, which shall be March 1, 1999.
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     (h) "Participant" shall mean an Eligible Employee (as defined in Section
3.1) who elects to participate in the Plan as provided in Section 3.2.

     (i) "Plan" shall mean the Wit Capital Group, Inc. Deferred Compensation
Plan.

     (j) "Stock" shall mean common stock of the Corporation, $.01 par value per share.

     (k) "Stock Units" shall mean a unit which represents one share of Stock and which is valued by reference to, and is otherwise based upon, one share of Stock. Participants shall have no voting or other rights as a shareholder in respect of the Stock Units.

3.  Eligibility and Participation.
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     3.1  Eligibility.  Eligibility for participation in the Plan shall be
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limited to Eligible Employees.  An employee is an Eligible Employee if the following requirements are met:

          (a) The employee is a participant in one or more of the Bonus Plans;
              and

          (b) The employee is determined by the Administrator, in its sole and absolute discretion, to be a member of "a select group of management or highly compensated employees" as those terms are used in ERISA.

     3.2  Participation.  An Eligible Employee may elect to become a Participant
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by obtaining, completing and delivering the appropriate deferral election form to the Administrator. Participation in the Plan shall be effective as of the date specified on the deferral election form.

     3.3  Deferral Elections  A Participant may make an election to defer
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receipt of all or a portion of any payments he might earn or be awarded under the Bonus Plans during a calendar year in an amount permitted by the deferral election form. A Participant may make a new deferral election for any subsequent calendar year by submitting a new election form in accordance with the administrative rules of deferral elections established by the Administrator.

4.  Deferred Compensation Accounts.
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     Deferred Compensation and investment credits shall be credited (or debited)
to a bookkeeping reserve account. Deferred Compensation shall be credited to such accounts at the time payments are made under the Bonus Plans. Participants shall be One Hundred Percent (100%) vested in their Accounts. A Participant's Account may consist of the following sub-accounts:

     (a) Cash Account - A sub-account which may be credited with cash payments
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earned pursuant to one or more of the Bonus Plans and deferred pursuant to a deferral election form in accordance with Section 3. A Participant may invest his Cash Account amongst the investment alternatives made available to Participants from time to time by the Administrator. The
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Participant's Cash Account will be credited with investment credits equal to the percentage return received on the Participant's investments.

     (b) Stock Unit Account - A sub-account which may be credited with Stock
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Units payable or earned pursuant to one or more of the Bonus Plans and deferred pursuant to a deferral election form in accordance with Section 3. Any cash dividends or cash distributions paid on Stock Units credited to a Participant's Stock Unit Account shall be (i) credited to the Participant's Stock Unit Account, (ii) credited with interest at such rate as may be determined from time to time by the Administrator in its discretion until such time as the cash amounts are deemed to be converted to Stock Units, and (iii) converted to Stock Units via such methodology and at such time or times as the Administrator shall determine in its discretion. Any in-kind dividends shall be credited to the Participant's Stock Unit Account.

5.  Distributions.
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     5.1  Amount of Distributions.  A Participant or his beneficiary shall be
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entitled to payment of the balance of the Participant's Account at the time previously elected by the Participant under Section 5.2. Stock Units allocated to the Participant's Stock Unit Account shall be paid in an equal number of shares of Stock.

     5.2  Timing and Form of Distributions.  At the time the Eligible Employee
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elects to participate in the Plan, the Eligible Employee shall elect the timing of distributions of Deferred Compensation and interest earned on cash and dividend deferrals as listed on the deferral election form. A Participant may elect to receive distributions in one of the available forms listed on the deferral election form.

     5.3  Distributions after Participant's Death.  If a Participant dies before
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full payment is made of amounts of Deferred Compensation and interest earned on cash and dividend deferrals, the unpaid balance of Deferred Compensation and interest earnings shall be paid, in the form previously elected by the Participant, to the beneficiary or beneficiaries designated in writing by the Participant on such forms as designated by the Administrator, or if no designation shall have been made, to the estate of the Participant.

6.  Administration.
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     6.1  Administrator.  The Administrator shall administer, construe and
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interpret this Plan and shall determine, subject to the provisions of this Plan, the Eligible Employees who shall participate in the Plan from time to time and the amount, if any, due a Participant (or the Participant's beneficiary) under this Plan. The Administrator has full and sole power to establish, amend, or waive rules and regulations for the Plan's administration. The Administrator shall not be liable for any act done or determination made in good faith. In carrying out its duties herein, the Administrator shall have discretionary authority to exercise all powers and to make all determinations, consistent with the terms of the Plan, in all matters entrusted to it, and its determinations shall be given deference and shall be final and binding on all interested parties.
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     6.2  Delegation of Duties.  The Administrator may, in its discretion,
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delegate its duties to an officer or employee, or a committee composed of officers or employees, of the Corporation.

     6.3  Adjustments to Stock Units, Accounts and the Plan.  In the event of
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changes in the Stock of the Corporation by reason of any stock dividend, spin-
off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion, make appropriate adjustments to the number, kind and price of shares represented by the Stock Units allocated to Accounts under this Plan, and shall, in its discretion and without the consent of the Participants, make any other adjustments in the Accounts, including but not limited to reducing the number of shares represented by the Stock Units or providing or mandating alternative payment methods such as payment of the Accounts in cash or in shares of Stock or other securities of the Corporation or of any other entity, or in any other matters which relate to the Accounts as the Administrator shall, in its sole discretion, determine to be necessary or appropriate.

    Notwithstanding anything in the Plan to the contrary and without the consent of the Participants, the Administrator, in its sole discretion, may make any modifications to any Accounts, including but not limited to cancellation, forfeiture, surrender or other settlement of the Accounts in whole or in part, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

    The Administrator is authorized to make, in its discretion and without the consent of Participants, adjustments in the terms and conditions of this Plan in recognition of unusual or nonrecurring events affecting the Corporation, or the financial statements of the Corporation or any affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     6.4  Claims Procedure.
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          (a) The Administrator shall be responsible for determining all claims for payments under this Plan by Participants or their beneficiaries. Within 90 days after receiving a claim (or within up to 180 days, if special circumstances require an extension of time and the claimant is so notified, including the reason for the delay), the Administrator shall notify the Participant or beneficiary of its decision if adverse to the claim. The Administrator shall have full discretion to deny or grant a claim in whole or in part in accordance with the terms of the Plan. If the decision is adverse to the claimant, the Administrator shall advise him of the Plan provision involved, of any additional information which he must provide to perfect his claim and why, and of his right to request a review of the decision.

          (b) A claimant may request a review of an adverse decision by written request to the Administrator made within 60 days after receipt of the decision. The claimant, or his attorney, may review pertinent documents and submit written issues and comments.
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          (c) Within 60 days after receiving a request for review (or within up to 120 days, if special circumstances require an extension of time and the claimant is so notified), the Administrator shall notify the claimant in writing of (i) its decision, (ii) the reasons therefor, and (iii) the Plan provisions upon which it is based.

          (d) The Board may at any time alter the claims procedure set forth above, so long as the revised claims procedure complies with the Employee Retirement Income Security Act of 1974 and regulations issued thereunder.

7.   Amendment or Termination of the Plan.
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     The Board may amend this Plan from time to time in any respect, and may at any time terminate the Plan in its entirety or as it applies to any Corporation; provided, however, that a Participant's entitlement to benefits under this Plan may not be terminated or reduced.

8.   Miscellaneous.
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     8.1  Nonassignment.  No amounts payable hereunder may be assigned, pledged,
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mortgaged or hypothecated and, to the extent permitted by law, no such amounts shall be subject to legal process or attachment for the payment of claims against any person entitled to receive the same.

     8.2.  Unfunded Plan.  This Plan is unfunded.  The obligations of the
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Corporation with respect to the compensation and amounts payable hereunder shall be paid out of the Corporation's general assets and shall not be secured by any form of trust, escrow or otherwise. The rights of a Participant, or Participant's beneficiary, or estate, to benefits under the Plan shall be solely those of an unsecured creditor of the Corporation. Any insurance policy or other assets acquired by or held by the Corporation in connection with the liabilities assumed by it pursuant to the Plan shall not be deemed to be held under any trust for the benefit of a Participant, his beneficiary, or his estate, or to be security for the performance of the obligations of the Corporation but shall be, and remain, a general, unpledged, and unrestricted asset of the Corporation.

     8.3.  Tax Treatment; Withholding.  Nothing contained in this Plan, and no
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action taken pursuant to its provisions, shall create or be construed to create any right or expectation of any employee, Eligible Employee, Participant, Participant's beneficiary or any other person entitled to any payment under this Plan to any particular tax consequences with respect to any amounts deferred, credited to Accounts or paid under this Plan. The Corporation may withhold from any amounts payable under this Plan all income or employment taxes required to be withheld therefrom pursuant to any law, governmental regulation or ruling.
In addition, the Corporation may, in its sole and absolute discretion, withhold from a Participant's compensation any income or employment taxes required to be withheld pursuant to any law governmental regulation or ruling with respect to any benefit to which the Participant may be entitled under this Plan.
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     8.4  Limitation of Rights.  Nothing contained in this Plan shall be
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construed to:

        (a) limit in any way the right of the Corporation to terminate an Eligible Employee's employment at any time; or

        (b) be evidence of any agreement or understanding, express or implied, that the Corporation will employ an Eligible Employee in any particular position or at any particular rate of remuneration.

     8.5  Gender and Number.  Wherever used herein the masculine shall be deemed
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to include the feminine and the singular shall be deemed to include the plural, unless the context clearly indicates otherwise.

     8.6  Severability.  If any provision of this Plan is held invalid or
          ------------
unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Plan shall be construed and enforced as if such provision had not been included.

     8.7  Corporation Obligations.  Each Corporation shall be obligated to
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pay benefits under this Plan to its Eligible Employees who are Participants and no Corporation shall be obligated to fulfill the obligations of any other Corporation under this Plan.

     8.8  Governing Law.  This Plan shall be construed, administered and
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governed in all respects under and by the laws of the State of New York, except to the extent New York law shall have been pre-empted by ERISA.

IN WITNESS WHEREOF, this Plan is executed this _ _ _ _ _ day of

_ _ _ _ _ _ _ 1999.


  ATTEST:                           WIT CAPITAL GROUP, INC.


  _ _ _ _ _ _ _ _ _ _ _ _ _ _       By: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                                    Date:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _